Product Warranties	12 Months Ended
Mar. 31, 2016
Guarantees [Abstract]
Product Warranties

10.  Product Warranties

The Company offers various warranties on its products, including a 30-year limited warranty on certain of its fiber cement siding products in the United States. A typical warranty program requires the Company to replace defective products within a specified time period from the date of sale. It is possible that future warranty costs could differ from those estimates.

The following are the changes in the product warranty provision:

	Years Ended 31 March
(Millions of US dollars)	2016	2015
Balance at beginning of period	$35.2	$31.4
Accruals for product warranties	28.0	16.0
Settlements made in cash or in kind	(17.9)	(12.2)

Balance at end of period	$45.3	$35.2